       1                                                         Exhibit 10.1

                                      AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AGREEMENT, made and entered into as of the 30th day of June, 1997, between Payless Cashways, Inc., an Iowa corporation (the "Company"), and Susan M. Stanton (the "Executive").

WHEREAS, the Company and the Executive have entered into an employment agreement dated February 8, 1993 (the "Employment Agreement"), as amended by Amendment No. 1 to Employment Agreement dated October 17, 1996 ("Amendment No. 1");

WHEREAS, the parties mutually desire to amend the Employment Agreement and Amendment No. 1;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties agree as follows:

         1. All references to the date of "March 1, 1998" contained within Amendment No. 1 are hereby deleted and the date of "March 1, 1999" is substituted in lieu thereof. The reference to the year "1998" contained within Paragraph 4 of Amendment No. 1 is hereby deleted and the year "1999" is substituted in lieu thereof.

         2. A new Paragraph 6(g)(vi) is hereby inserted in the Employment Agreement, as follows:

         "Outplacement Benefits. The Company, at its expense, will provide to the Executive such outplacement benefits as would be appropriate for a senior officer of a company substantially equivalent in size to the Company in terms of sales, profits, number of employees, geographic location and organizational structure, as determined by a national outplacement service provider selected by Company."

In witness whereof, the parties have executed this Amendment No. 2 to Employment Agreement as of the day and year written above.

PAYLESS CASHWAYS, INC.                                 EXECUTIVE


By:   /s/ David Stanley                                /s/ Susan M. Stanton
     -------------------------------------             ------------------------
      Chairman and Chief Executive Officer             Susan M. Stanton

Approval by the Compensation Committee of the Board of Directors of the Company is hereby confirmed.


     /s/ John Weitnauer, Jr.
    ------------------------------------------
    John Weitnauer, Jr.